                                                                    EXHIBIT 10.5


                               SECOND AMENDMENT
                                    TO THE
                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN OF
                                PROVIDENT BANK

     WHEREAS, Provident Bank ("Bank") adopted a Supplemental Executive Retirement Plan, effective January 1, 1995, which was amended on ________, 199__ (as amended, the "Plan"); and

     WHEREAS, in connection with the reorganization of the Bank into mutual holding company form as a subsidiary of Provident Bancorp, Inc., a mid-tier stock holding company ("Company"), the Bank desires to amend the Plan to include a supplemental contribution in consideration of ; and

     WHEREAS, Section 5.1 of the Plan permits the Plan to be amended from time to time.

     NOW THEREFORE, BE IT RESOLVED, that the Agreement is hereby amended, effective __________, 1998, in accordance with the amendments set forth below.

1. The name "Provident Bank" shall be substituted for "Provident Savings Bank, F.A." wherever the later appears therein.

2.   Section 1.2 shall be modified to read as follows:

     "Section 1.2 Applicable Limitation means any one of the following: (a) the
                  ---------------------
maximum limitation on annual benefits payable by a qualified defined benefit plan under section 415(b) of the Code; (b) the maximum limitations on annual additions to a qualified defined contribution plan under section 415(c) of the Code; (c) the maximum limitation on the aggregate projected annual benefits payable by qualified defined benefit plans and the annual additions to qualified defined contribution plans under section 415(e) of the Code; (d) the maximum limitation on the annual amount of compensation that may be taken into consideration for contribution and benefit purposes, under section 401(a)(17) of the Code; (e) with respect to the 401(k) Plan, the limitations on salary deferrals and matching contributions under sections 401(k), 401(m) and 402(g) of the Code, and (f) with respect to the ESOP, the limitations under Section 415(c)(6) with respect to allocations to highly compensated employees that apply in order to avoid taking interest contributions and forfeitures under the ESOP into consideration in applying the limitations of Section 415(c)(1)."

3.   New Section 1.20 shall be added to the Plan which shall state as follows:

     "Section 1.20  ESOP means the Provident Bank Employee Stock Ownership Plan,
                    ----
as amended from time to time (including the provisions of any successor qualified defined contribution plan adopted by the Bank)."

4.   New Section 1.21 shall be added to Plan which shall state as follows:

     "Common Stock" shall mean common stock of Provident Bancorp, Inc. or any successor in interest.

5. Section 2.1 shall be amended by deleting the language after "(ii)" and replacing it with the following:

     "his or her benefit under the Retirement Plan, 401(k) Plan or ESOP is reduced because of any Applicable Limitation."


6. Section 3.2 of the Plan shall be amended by deleting "(or any other tax-qualified defined contribution plan maintained by the Bank)" in the three places that said language is contained therein.

7.   New Section 3.3 shall be added to the Plan which shall read as follows:

     "3.3 Supplemental  Benefits
          ----------------------

     "(a) A Participant or Former Participant shall be entitled to supplemental ESOP benefits under this Plan which, when expressed as a dollar amount, is equal to (A) less (B), where:

          (A) is the aggregate of the fair market values (determined annually as of the last day of the relevant ESOP plan year) of the number of shares of Common Stock that would have been allocated to the ESOP account of the Participant, and the earnings thereon, but for the Applicable Limitations; and

          (B) is the aggregate of the fair market values (determined annually as of the last day of the relevant ESOP plan year) of the number of shares of Common Stock actually allocated to the ESOP account of the Participant for the relevant plan year, and earnings thereon.

     "(b) The supplemental ESOP benefit shall be a benefit paid in cash, or if elected by the Participant or Former Participant, in the form set forth in
Section 3.3(c) below. Such benefit shall be paid to, or with respect to the Participant, at the same time as the Participant's benefit is distributed to the Participant or the Participant's Beneficiary under the ESOP. If the supplemental ESOP benefit is paid in cash installments, rather then in a lump sum, the amount of each installment shall be determined by multiplying the value of the Participant's or Former Participant's supplemental ESOP benefit by a fraction, the numerator of which shall be "one" and the denominator of which shall be the number of remaining installments, including the current installment, to which the Participant or Former Participant is entitled.

     "(c) If a trust is established and is permitted to hold Common Stock, a Participant's or Former Participant's supplemental ESOP benefit shall be distributed in shares of Common Stock, if elected by the Participant, and approved by the Committee. Any fractional shares of Common Stock attributable
to the Participant or Former Participant will be distributed in cash.   If no
trust is established, and if approved by the Committee, a Participant or Former Participant may elect at the time of the distribution, that the Committee convert the value of his or her account attributed to his or her supplemental ESOP benefit into shares of Common Stock. The value of the Participant's supplemental ESOP benefit at the time of the distribution shall be converted to shares of the Common Stock by dividing the cash credited to the Participant's supplemental ESOP benefit by the last price quoted for the shares of Common Stock on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System. Such shares of Common Stock will be issued in the name of the Participant. The delivery of the shares to the Participant will act as a discharge of the Committee's obligation of payment on the supplemental ESOP benefit. Any funds that cannot be converted to shares of Common Stock will be distributed in cash."

8. Sections 5.2 and 5.3 of the Plan shall be amended to include "the ESOP" after the words "the 401(k) Plan" in both such Sections and a comma shall be inserted after "the 401(k) Plan" in both such sections.

9.   In all other respects the Plan shall remain in full force and effect.


     IN WITNESS WHEREOF, the Bank has caused this Second Amendment to be executed as of the _______ day of ___________, 1998.


ATTEST:                             PROVIDENT BANK



By:____________________________       By: ________________________________
  Secretary                              President

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN



                                       OF



                          PROVIDENT SAVINGS BANK, F.A.


                           -------------------------


                        Effective as of January 1, 1995

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

Section 1.1   Actuarial Equivalent........................................... 1
Section 1.2   Applicable Limitation.......................................... 1
Section 1.3   Bank........................................................... 1
Section 1.4   Bank Contributions............................................. 1
Section 1.5   Beneficiary.................................................... 1
Section 1.6   Board.......................................................... 1
Section 1.7   Code........................................................... 2
Section 1.8   Committee...................................................... 2
Section 1.9   Earnings Period................................................ 2
Section 1.10  Eligible Employee.............................................. 2
Section 1.11  Employee....................................................... 2
Section 1.12  ERISA.......................................................... 2
Section 1.13  Former Participant............................................. 2
Section 1.14  401k Plan...................................................... 2
Section 1.15  Participant.................................................... 2
Section 1.16  Plan........................................................... 2
Section 1.17  Retirement Plan................................................ 2
Section 1.18  Termination of Service......................................... 2
Section 1.19  Valuation Date................................................. 2


                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

Section 2.1   Eligibility for Participation.................................. 3
Section 2.2   Commencement of Participation.................................. 3
Section 2.3   Termination of Participation................................... 3
Section 2.4   Limitation on Participation.................................... 3



                                      (i)

                                                                            Page
                                                                            ----

                                  ARTICLE III

                           BENEFITS TO PARTICIPANTS
                           ------------------------

Section 3.1   Supplemental Retirement Benefits............................... 3
Section 3.2   Supplemental Incentive Savings Benefits........................ 4


                                  ARTICLE IV

                                ADMINISTRATION
                                --------------

Section 4.1   Duties of the Committee........................................ 5
Section 4.2   Liabilities of Committee....................................... 5
Section 4.3   Expenses....................................................... 5
Section 4.4   Unfunded Character of Plan..................................... 6
Section 4.5   Claims Procedure............................................... 6


                                   ARTICLE V

                           AMENDMENT AND TERMINATION
                           -------------------------

Section 5.1   Amendment and Termination...................................... 6
Section 5.2   Vesting on Termination......................................... 6
Section 5.3   Preservation of Benefits on Amendment.......................... 6
Section 5.4   Distribution of Benefits on Termination........................ 7


                                  ARTICLE VI

                                     TRUST
                                     -----

Section 6.1   Establishment of Trust......................................... 7
Section 6.2   Contributions to Trust......................................... 7


                                     (ii)

                                                                            Page
                                                                            ----

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

Section 7.1   Governing Law.................................................. 7
Section 7.2   No Right to Continued Employment............................... 7
Section 7.3   Construction of Language....................................... 8
Section 7.4   Non-alienation of Benefits..................................... 8
Section 7.5   Non-duplication of Benefits; Avoidance of Omissions............ 8
Section 7.6   Operation as Unfunded Plan..................................... 8


                                     (iii)

                    SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN
                    --------------------------------------

                                      OF
                                      --

                         PROVIDENT SAVINGS BANK, F.A.
                         ---------------------------


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------


            Wherever appropriate to the purposes of the Plan, capitalized terms shall have the meanings assigned to them under the Retirement Plan and the 401(k) Plan; provided, however, that the following special definitions shall
               --------  -------
  apply for purposes of the Plan, unless a different meaning is clearly indicated by the context:

            Section 1.1  Actuarial Equivalent means a benefit of equivalent
                         --------------------
  value when computed on the basis of actuarial tables and interest rates adopted under the provisions of the Retirement Plan for use in making such computations.

            Section 1.2  Applicable Limitation means any one of the following:
                         ---------------------
  (a) the maximum limitation on annual benefits payable by a qualified defined benefit plan under section 415(b) of the Code; (b) the maximum limitations on annual additions to a qualified defined contribution plan under section 415(c) of the Code; (c) the maximum limitation on the aggregate projected annual benefits payable by qualified defined benefit plans and the annual additions to qualified defined contribution plans under section 415(e) of the Code; (d) the maximum limitation on the annual amount of compensation that may, under section 401(a)(17) of the Code, be taken into account in determining contributions to and benefits under qualified plans: AND (E) WITH RESPECT TO
                                                       -----------------------
  THE 4O1(K) P1AN, THE LIMITATIONS ON SALARY DEFERRALS AND MATCHING
  -----------------------------------------------------------------
  CONTRIBUTIONS UNDER SECTIONS 4O1(K), 401(M) AND 402(G) OF THE CODE.
  ------------------------------------------------------------------

            Section 1.3  Bank means Provident Savings Bank, F.A., and any
                         ----
  successor thereto, and any corporation that is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes Provident Savings Bank, F.A. or any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Provident Savings Bank, F.A. which, with the prior approval of the Board of Provident Savings Bank, F.A., and subject to such conditions as may be imposed by such Board, shall adopt this Plan.

            Section 1.4  Bank Contributions means contributions by the Bank to
                         ------------------
  the 401(k) Plan.

            Section 1.5  Beneficiary means any person, other than a Participant
                         -----------
  or Former Participant who is determined to be entitled to benefits under the terms of the Plan.

          Section 1.6  Board means the Board of Directors of the Bank.
                       -----

          Section 1.7  Code means the Internal Revenue Code of 1986, as
                       ----
amended from time to time (including the corresponding provisions of any prior law or succeeding law).

          Section 1.8  Committee means the Compensation Committee of the Board,
                       ---------
or such other person, committee or other entity as shall be designated by or on behalf of the Board to perform the duties set forth in Article IV.

          Section 1.9  Earnings Period means, with respect to a Participant or
                       ---------------
Former Participant, the period beginning on the date on which he first becomes a Participant and ending on December 31st of the year in which the Participant's or Former Participant's Termination of Service occurs.

          Section 1.10 Eligible Employee means an Employee who is eligible for
                       -----------------
participation in the Plan in accordance with the provisions of Article II.

          Section 1.11 Employee means any person, including an officer, who
                       --------
is employed by the Bank.

          Section 1.12 ERISA means the Employee Retirement Income Security Act
                       -----
of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

          Section 1.13 Former Participant means a person whose participation
                       ------------------
in the Plan has terminated as provided under section 2.3.

          Section 1.14 401(k) Plan means the Provident Savings Bank 401(k)
                       -----------
Plan, as amended from time to time (including the provisions of any successor qualified defined contribution plan adopted by the Bank).

          Section 1.15 Participant means any person who is participating in
                       -----------
the Plan in accordance with its terms.

          Section 1.16 Plan means this Supplemental Executive Retirement Plan
                       ----
of Provident Savings Bank, F.A., as amended from time to time (including the corresponding provisions of any successor supplemental executive retirement plan adopted by the Bank).

          Section 1.17 Retirement Plan means the Provident Savings Bank
                       ---------------
Defined Benefit Pension Plan, as amended from time to time (including the corresponding provisions of any successor qualified defined benefit plan adopted by the Bank).

          Section 1.18 Termination of Service means an Employee's separation
                       ----------------------
from the service of the Bank, whether by resignation, discharge, death, disability retirement or otherwise.

          Section 1.19 Valuation Date means the last business day of each
                       --------------
calendar month.


                                  ARTICLE II

                                 PARTICIPATION
                                 -------------

          Section 2.1  Eligibility for Participation.
                       -----------------------------

          Only Eligible Employees may be or become Participants. An Employee shall become an Eligible Employee if (i) his salary is paid at an annual rate equal to or in excess of the annual limitation under section 401(a)(17) of the Code as in effect from time to time, or (ii) his benefit under the Retirement Plan or 401(k) Plan is reduced because of any Applicable Limitation.

          Section 2.2  Commencement of Participation.
                       -----------------------------

          An Employee shall become a Participant on the date when he first becomes an Eligible Employee.

          Section 2.3  Termination of Participation.
                       ----------------------------

          Participation in the Plan shall cease on the earlier of (a) the date of the Participant's Termination of Service, or (b) the date on which he ceases to be an employee. Participation shall continue even if the person does not continue to meet the requirements of section 2.1 until participation ceases under this section 2.3.

          Section 2.4  Limitation on Participation.
                       ---------------------------

          An Eligible Employee shall not be a Participant if his or her participation causes the Plan to be subject to Parts 2, 3 or 4 of Title I of ERISA.


                                  ARTICLE III

                           BENEFITS TO PARTICIPANTS
                           ------------------------

          Section 3.1  Supplemental Retirement Benefits.
                       --------------------------------

          (a) A Participant or Former Participant shall be entitled to a supplemental retirement benefit or survivor benefit under this Plan in an amount equal to the excess of:

          (i) the retirement or survivor benefit to which he would be entitled under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank) in the absence of the Applicable Limitations, determined on the basis of the benefit form elected under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank); over

         (ii) the actual retirement or survivor benefit to which he is entitled under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank), computed at Termination of Service, determined on the basis of the benefit form elected under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank);

provided, however, that if the Plan is terminated with respect to a
--------  -------
Participant or Former Participant prior to the occurrence of his Termination of Service, such supplemental retirement or survivor benefit shall not exceed the supplemental retirement or survivor benefit that would have been payable to him under this section 3.1(a), on the basis of the benefit form elected under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank), if his Termination of Service had occurred as of the date of the termination of the Plan. In the event of the Participant's death, benefits will be paid to his Beneficiary, if applicable.

          (b) The supplemental retirement or survivor benefit provided for in section 3.1 (a) shall be paid commencing at the same time, over the same period, to the same persons and in the same benefit form as shall have been elected with respect to such benefit under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank).

          (c) Notwithstanding the provisions of section 3.1(b) , a
Participant or Former Participant may, with the prior written consent of the Committee and upon such terms and conditions as the Committee may impose, request that the supplemental retirement benefit to which he is entitled, and the survivor benefit to which his Beneficiary under the Retirement Plan may be entitled under section 3.1(a) be paid commencing at a different time, over a different period, in a different form, or to different persons, than the benefit to which he or his Beneficiary may be entitled, under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank); provided,
                                                                      --------
however, that in the event of any such difference, the benefit actually paid
-------
under this section 3.1 shall be the Actuarial Equivalent of the supplemental retirement or survivor benefit that would be paid in accordance with the provisions of section 3.1(b).

          Section 3.2 Supplemental Incentive Savings Benefits.
                      ---------------------------------------

          (a) A Participant or Former Participant shall be entitled to supplemental incentive savings benefits under this Plan which, when on the last Valuation Date to occur during his Earnings Period, are equal to the product of
(i) the amounts of Bank Contributions that could not be credited to the Participant's or Former Participant's account in the 401(k) Plan (or any other tax-qualified defined contribution plan maintained by the Bank) as a result of the application of the Applicable Limitations, together with interest deemed to accrue each year at the one-year Treasury rate for the first auction in January of such year, rounded to the nearest hundredth of a point, multiplied by (ii) his vested percentage under the 401(k) Plan (or any other tax-qualified defined contribution plan maintained by the Bank); provided, however, that the
                                           --------  -------
amount determined under this section 3.2(a) shall in no event be less than zero. FOR PURPOSES OF THIS PLAN, THE PARTICIPANT OR FORMER PARTICIPANT SHALL BE DEEMED
--------------------------------------------------------------------------------
TO HAVE MADE THE MAXIMUM AMOUNT OF SALARY DEFERRALS UNDER THE 4O1(K) PLAN (OR
-----------------------------------------------------------------------------
ANY OTHER TAX-QUALIFIED I DEFINED CONTRIBUTION PLAN MAINTAINED BY THE BANK)
---------------------------------------------------------------------------
WITHOUT REGARD TO SECTIONS 4O1(k), 401(m) OR 402(g) OF THE CODE.
---------------------------------------------------------------

            (b)   The supplemental incentive savings benefits provided under section 3.2(a) shall be paid in 10 annual installments commencing on the first business day of the year following the year in which the Participant's or Former Participant's Termination of Service occurs. The amount of the first installment shall be equal to 1/10th of the supplemental incentive savings benefits provided under section 3.2(a), and the remaining amount shall be deemed to accrue interest each year at the one-year Treasury rate for the first auction in January of such year, rounded to the nearest hundredth of a point, with such earnings to be credited on December 31st of each year. The amount of the second and each subsequent annual installment shall be equal to the amount remaining to be paid as of the first business day in each year divided by the number of installment payments remaining to be made. All payments shall be made to the Participant or Former Participant, or in the event of his death, to such person or persons as he shall have designated as his Beneficiary under the 401(k) Plan, or if there are none, then to his estate.

            (c) Notwithstanding the provisions of section 3.2(b), a Participant or Former Participant may, with the prior written consent of the Committee and. upon such terms and conditions as the Committee may impose, request that his benefit under section 3.2(a) be paid at such other time or times, and to such other persons, as he shall designate in writing.


                                  ARTICLE IV

                                ADMINISTRATION
                                --------------

            Section 4.1  Duties of the Committee.
                         -----------------------

            The Committee shall have full responsibility for the management, operation, interpretation and administration of the Plan in accordance with its terms, and shall have such authority as is necessary or appropriate in carrying out its responsibilities. Actions taken by the Committee pursuant to this section 4.1 shall be conclusive and binding upon the Bank, Participants, Former Participants, Beneficiaries, and other interested parties.

            Section 4.2  Liabilities of Committee.
                         ------------------------

            Neither the Committee nor its individual members shall be deemed to be a fiduciary with respect to this Plan; nor shall any of the foregoing individuals or entities be liable to any Participant Former Participant or Beneficiary in connection with the management. operation, interpretation or administration of the Plan, any such liability being solely that of the Bank.

          Section 4.3  Expenses.
                       --------

          Any expenses incurred in the management, operation, interpretation or administration of the Plan shall be paid by the Bank. In no event shall the benefits otherwise payable under this Plan be reduced to offset the expenses incurred in managing, operating, interpreting or administering the Plan.

          Section 4.4  Unfunded Character of Plan.
                       --------------------------

          The Plan shall be unfunded. Neither the Bank nor the Committee nor its individual members shall segregate or otherwise identify specific assets to be applied to the purposes of the Plan, nor shall any of them be deemed to be a trustee of any amounts to be paid under the Plan. Any liability of the Bank to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Bank. No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Bank.

          Section 4.5  Claims Procedure.
                       ----------------

          If any claim for benefits under this Plan is denied, in whole or in part, and a request for review is filed by the Participant or other person within sixty (60) days after receiving notice of such denial, the Committee shall review such request within sixty (60) days after receipt. The Committee shall conduct a full and fair review of the denial of claim for benefits under the Plan. The Participant or other person shall be notified in writing of the final decision of such full and fair review by the Committee, including the specific reasons for the decision and specific reference to the pertinent Plan provisions upon which the decision is based.

                                   ARTICLE V

                           AMENDMENT AND TERMINATION
                           -------------------------

          Section 5.1  Amendment and Termination.
                       -------------------------

          Subject to the provisions of sections 5.2 or 5.3, the Board shall have the right to amend or terminate the Plan, in whole or in part.

          Section 5.2  Vesting on Termination.
                       ----------------------

          In the event of a termination or partial termination of the Plan, the rights of all affected parties, if any, to benefits accrued to the date of such termination or partial termination shall become nonforfeitable to the same extent that such rights would be nonforfeitable if such benefits were provided under the Retirement Plan, the 401(k) Plan or any other tax-qualified plan and such plans were terminated on such date.

          Section 5.3  Preservation of Benefits on Amendment.
                       -------------------------------------

          No amendment of this Plan shall reduce the vested and accrued benefits, if any, of a Participant under this Plan, except to the extent that such a reduction would be permitted if such benefits were provided under the Retirement Plan, the 401(k) Plan or any other tax-qualified plan.

          Section 5.4  Distribution of Benefits on Termination.
                       ---------------------------------------

          In the event of termination or partial termination of the Plan, the Bank shall pay to affected Participants, Former Participants or Beneficiaries the supplemental incentive savings benefits, if any, to which they are entitled under section 3.2 and section 3.3, respectively, as if such Participants' Termination of Service had occurred on the date the Plan is terminated or partially terminated, but the supplemental retirement benefits, if any, to which they are entitled under section 3.1 shall continue to be payable as provided in section 3.1.

                                  ARTICLE VI

                                     TRUST
                                     -----

          Section 6.1  Establishment of Trust.
                       ----------------------

          Subject to sections 4.4 and 7.6, the Bank may establish a trust to which assets may be transferred by the Bank in order to provide a portion or all of the benefits otherwise payable by the Bank under the Plan; provided, however,
                                                              --------  -------
that the assets of such trust shall be subject to the claims of the creditors of the Bank in the event that it is determined that the Bank is insolvent or that grounds exist for the appointment of a conservator or receiver of the Bank. Any payments made to a Participant, Former Participant or Beneficiary from a trust established under this section 6.1 shall offset payments which would otherwise be payable by the Bank in the absence of the establishment of such trust.

          Section 6.2  Contributions to Trust.
                       ----------------------

          If a trust is established in accordance with section 6.1, the Bank shall make contributions to such trust in such amounts and at such times as specified by the Committee.

                                  ARTICLE VII

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          Section 7.1  Governing Law.
                       -------------

          Except to the extent preempted by federal law, the Plan shall be construed, administered, and enforced according to the laws of the State of New York without regard to conflicts of laws principles.

          Section 7.2  No Right to Continued Employment.
                       --------------------------------

          Neither the establishment of the Plan nor any provisions of the Plan, nor any action of the Committee shall be held or construed to confer upon any Employee any right to a continuation of employment by the Bank. Subject to any employment contract, the Bank reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.

          Section 7.3  Construction of Language.
                       ------------------------

          Wherever appropriate in the Plan, words used in the singular may be read in the plural, words in the plural may be read in the singular, and words importing the masculine gender shall include the feminine and the neuter. Any reference to any Article or section shall be to an Article or section of this Plan, unless otherwise indicated.

          Section 7.4  Non-alienation of Benefits.
                       --------------------------

          The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation, or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, Former Participant, Beneficiary or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant or Former Participant, Beneficiary or other person entitled to benefits under the Plan shall cease, and in that event, such interest or right shall be held or applied, at the direction of the Committee, for or to the benefit of such Participant, Former Participant, Beneficiary or other person or his spouse, children or other dependents in such manner and in such proportions as the Committee may deem proper.

          Section 7.5  Non-duplication of Benefits: Avoidance of Omissions.
                       ---------------------------------------------------

          The Committee, in its discretion, may increase or decrease the amount of any benefit payable hereunder if and to the extent that it determines, in good faith, that an increase is necessary in order to avoid the omission of a benefit intended to be payable under this Plan or that a decrease is necessary in order to avoid a duplication of the benefits intended to be provided under this Plan.

          Section 7.6  Operation as Unfunded Plan.
                       --------------------------

          The Plan is intended to be (a) to the maximum extent permitted under applicable laws, an unfunded, non-qualified excess benefit plan as contemplated by section 3(36) of ERISA for the purpose of providing benefits in excess of the limitations imposed by section 415 of the Code, and (b) to the extent not so permitted, an unfunded, non-qualified benefit plan for the purpose of providing benefits to a select group of management or highly compensated individuals, such that the benefits payable hereunder shall not be taxable to recipients until paid. The Plan is not intended to comply with the requirements of section 401(a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate these intentions.

                                                                       Exhibit A
                                                                       ---------

                           -------------------------

                              FIRST AMENDMENT TO

                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN OF

                         PROVIDENT SAVINGS BANK, F.A.

                           -------------------------


          The Supplemental Executive Retirement Plan of Provident Savings Bank, F A. ("SERP") is hereby amended as follows, effective as of January 1 1995:

     1. Section 3.l(a) of the SERP shall be revised in its entirety so as to read as follows:

               (a) A Participant or Former Participant shall be entitled to a supplemental retirement benefit or survivor benefit under this Plan in an amount equal to the excess of:

               (i) the retirement or survivor benefit to which he would be entitled under the Retirement Plan (or any other tax qualified defined benefit plan maintained by the Bank) in the absence of the Applicable Limitations and as if any deferred compensation or deferred fees as an officer or director of the Bank were counted as compensation under the Retirement Plan in tile year to which the deferred compensation or fees relate, determined on the basis of the benefit form elected under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank); over

               (ii) the actual retirement or survivor benefit to which he is entitled under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank). computed at Termination of Service. determined oil the basis of the benefit form elected under the Retirement Plan (or any other tax-qualified defined benefit plan maintained by the Bank):

    provided, however,  that if the Plan is terminated with respect to a
    --------  -------
    Participant or Former Participant prior to the occurrence of his Termination of Service, such supplemental retirement or survivor benefit shall not exceed the supplemental retirement or survivor benefit that would have been payable to him under this section 3.1(a), on the basis of the benefit form elected under the Retirement Plan or any other tax-qualified defined benefit plan maintained by the Bank), if his Termination of Service had occurred as of the date of the termination of the Plan.

      In the event of the Participant's death, benefits will be paid to his Beneficiary, if applicable.

      2. Section 3.2(a) of the SERP shall be revised in its entirety so as to read as follows:

                (a) A Participant or Former Participant shall be entitled to supplemental incentive savings benefits under this Plan which, when on the last Valuation Date to occur during his Earnings Period, are equal to the product of (i) the amounts of Bank Contributions that could not he credited to tile Participant's or Former Participant's account in the 401(k) Plan (or any other tax-qualified defined contribution plan maintained by the Bank) as a result of the application of the Applicable Limitations and computed as if any deferred compensation or deferred fees an officer or director of the Bank were counted as compensation under tile 401(k) Plan in the year to which the deferred compensation or fees relate, together with interest deemed to accrue each year at the one-year Treasury rate for the first auction in January of such year, rounded to the nearest hundredth of a point, multiplied by (ii) his vested percentage under the 4O1(k) Plan (or any other tax-qualified defined contribution plan maintained by the Bank) provided, however, that the amount determined under this section 3.2(a) shall in no event be less than zero. For purposes of this Plan, the participant or Former Participant shall be deemed to have made die maximum amount of salary deferrals under the 401(k) Plan (or any other tax-qualified defined contribution plan maintained by the Bank) without regard to sections 401(k), 401(m) or 402(g) of the Code.

      3. Except as amended by the foregoing, the SERF shall continue in full force and effect:

          This First Amendment to the Supplemental Executive Retirement Plan of Provident Savings Bank. F.A. is hereby adopted as of the ____ day of February, 1996.



                                   PROVIDENT SAVINGS BANK, F.A.



                                   By:
                                      --------------------------
                                   Name:
                                   Title: